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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of Earliest Event Reported) - April 17, 2001


                                _______________


                             TRIAD HOSPITALS, INC.
                        TRIAD HOSPITALS HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)

                                                                  75-2816101
          DELAWARE                       000-29816                51-0389776
(State or other jurisdiction of          333-84743              (IRS Employer
       Incorporation)             (Commission File Number)   Identification No.)


           13455 Noel Road, Suite 2000
                  Dallas, Texas                                 75240
      (Address of principal executive offices)                (Zip Code)


                                (972) 789-2700
             (Registrant's telephone number, including area code)


                                _______________



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Item 9.  Regulation FD Disclosure.

     Triad Hospitals, Inc. is furnishing this Report on Form 8-K pursuant to Regulation FD in connection with the disclosure of information, in the form of a slide show presentation, at meetings with prospective investors during the week of April 16, 2001.

     The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

     Triad Hospitals, Inc. does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in Triad's expectations or any change in events, conditions or circumstances on which any forward-looking statement is based.

     The text included with this report omits various graphic images included in the actual slides used in the presentation. We expect to make copies of the actual slides, including such graphic images, available for viewing at our website located at www.triadhospitals.com, although we reserve the right to discontinue that availability at any time.

Exhibit 99.1 Information to be disclosed at meetings with prospective investors during the week of April 16, 2001.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. and Triad Hospitals Holdings, Inc. have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        TRIAD HOSPITALS, INC.


                                        By: /s/ Donald P. Fay
                                           ----------------------------------
                                           Donald P. Fay
                                           Executive Vice President,
                                            Secretary and General Counsel



Date: April 16, 2001


                                        TRIAD HOSPITALS HOLDINGS, INC.


                                        By: /s/ Donald P. Fay
                                           ----------------------------------
                                           Donald P. Fay
                                           Executive Vice President,
                                            Secretary and General Counsel



Date: April 16, 2001

                                       3
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                                 EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

99.1 Information to be disclosed at meetings with prospective investors during the week of April 16, 2001.

                                       4